Exhibit 10.9

Master Confirmation for Exotic Options

The purpose of this Master Agreement Supplement (the “Supplement”) is to set forth certain terms, conditions, and definitions that will apply to any exotic option transaction (a “Transaction”) listed on Exhibit A hereto. As may be entered into from time to time between UBS AG (“Party A”) and WCM Pool LLC (“Party B”) provided, however, that nothing herein shall be deemed to obligate the parties to enter into Transactions with each other on these or any other terms. The parties shall confirm Transactions between each other using market-standard methodologies (which may include confirmations through electronic messaging systems, such as the relevant MT 305 SWIFT Message Type) (each such confirmation referred to herein as a “Transaction Details Confirmation”). Each Transaction Details Confirmation, regardless of its form or its manner of delivery, shall be subject to, and shall be deemed to include, the terms of this Supplement; in the event of any inconsistency between this Supplement and any such Transaction Details Confirmation, the terms of the Transaction Details Confirmation will control. Each Transaction Details Confirmation relating to a Transaction, including the terms of this Supplement incorporated by reference into such Transaction Details Confirmation, is referred to in this Supplement as the “Confirmation” of that Transaction and constitutes a Confirmation under the Relevant Master Agreement specified below. Absent a written agreement, the noneconomic terms as stated in the supplement will prevail. Any economic terms in the applicable Transaction Detail Confirmation will prevail as stated.

The definitions and provisions contained in the 1998 FX and Currency Option Definitions (as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), the EMTA and the Foreign Exchange Committee) and the 2000 ISDA Definitions as supplemented by the Annex in effect on the Trade Date (the “Definitions”) are incorporated into this Supplement. In the event of any inconsistency between the Definitions and this Supplement, this Supplement will prevail. In the event of any inconsistency between 1998 FX and Currency Option Definitions and the 2000 ISDA Definitions, the 1998 FX and Currency Option Definitions will prevail.

Each Confirmation (comprising the Transaction Details Confirmation and the terms of this Supplement incorporated by reference into such Transaction Details Confirmation) will supplement, form part of, and be subject to, and each Transaction shall be a Transaction or FX Transaction under, the Relevant Master Agreement. The term “Relevant Master Agreement” shall mean (i) if the parties have entered into a Master Agreement in a form published by the International Swaps and Derivatives Association, Inc., such Master Agreement, including any schedules or annexes constituting a part thereof, or in the event that there is no Master Agreement between the parties then, the parties agree to use best efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the “ISDA Form”), with such modifications as the parties will in good faith agree. Upon execution and delivery by the parties of such an agreement, this Supplement shall supplement, form part of, and be subject to that agreement. All provisions contained in or incorporated by reference in that agreement upon its execution will govern this Supplement except as expressly modified below. Until the parties execute and deliver that agreement, this Supplement, together with all other documents referring to the ISDA Form confirming Transactions entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the ISDA Form as if an agreement had been executed in such form (but without any Schedule, except for the following elections: (i) English law as the governing law, (ii) U.S. Dollars as the Termination Currency and (iii) for purposes of section 6 (e), loss shall apply) on the Trade Date of the first such Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Supplement, this Supplement will prevail for the purpose of this Transaction.

The terms of each Transaction to which this Supplement relates are as follows:

1. Trade terms:

Reference Number:	As Specified in the Transaction Details Confirmation

Trade Date:	As specified in the Transaction Details Confirmation.

Buyer:	As specified in the Transaction Details Confirmation.

Seller:	As specified in the Transaction Details Confirmation.

Currency Option Style:	Any one of the Currency Option Styles set forth in Exhibit A and As specified in the Transaction Details Confirmation.

Currency Pair:	As specified in the Transaction Details Confirmation.

Call Currency and Amount:	As specified in the Transaction Details Confirmation.

Put Currency and Amount:	As specified in the Transaction Details Confirmation.

Strike Price:	As specified in the Transaction Details Confirmation.

Initial Spot Price:	As specified in the Transaction Details Confirmation.

Barrier Price:	As specified in the Transaction Details Confirmation.

Expiration Date and Time:	As specified in the Transaction Details Confirmation.

Automatic Exercise:	Applicable (unless otherwise stated in the Transaction Details Confirmation)

Settlement:	Physical or Cash (or as set forth in the Transaction Details Confirmation)

Settlement Date:	As specified in the Transaction Details Confirmation;

Premium:	As specified in the Transaction Details Confirmation.

Premium Payment Date:	As specified in the Transaction Details Confirmation.

Event Period Start Time and Date:	Trade Date Time Transaction is entered into (unless otherwise stated in Exhibit A or the Transaction Details Confirmation)

Event Period End Time and Date:	Expiration Date and Time (unless otherwise stated in Exhibit A the Transaction Details Confirmation)

Calculation Agent	UBS

Barrier Determination Agent:	UBS

2. Additional Definitions applicable to each Transaction:

Event Period: means the period commencing at the Event Period Start Time and Date and ending at the Event Period End Time and Date.

Barrier Event: means that, at any time during the Event Period, the Spot Exchange Rate (in comparison to the Initial Spot Rate) is equal to or beyond the Barrier Price, as determined by the Calculation Agent in accordance with the criteria for the occurrence of a barrier event set forth in the Barrier Options Disclosure and as set forth in Exhibit A hereto.

Spot Exchange Rate: means the price in the Spot Market for one or more actual foreign exchange transactions involving the Currency Pair (or cross-rates constituting such Currency Pair) as determined by the Calculation Agent.

Spot Market: means the global spot foreign exchange market, open continuously from 5:00 a.m. Sydney time on a Monday in any week to 5:00 p.m. New York time on the Friday of that week.

Barrier Options Disclosure: The document entitled “Barrier Options Disclosure” previously provided to you is incorporated into this confirmation by this reference and made a part hereof. Additional copies of this document are available on request.

3. Additional Terms applicable to each Transaction

Notification of event: The Calculation Agent shall promptly notify the other Party (or Parties if the Calculation Agent is not a Party) of the occurrence of an event relating to the Transaction. A failure to give such notice shall not prejudice or invalidate the occurrence or effect of an event.

Exercise: A Transaction may be exercised or deemed exercised only if a Barrier Event does or does not occur as set forth in Exhibit A hereto. In any event, the party obligated to pay the Premium must pay it on the Premium Payment Date and in no event will all or any portion of the Premium be refundable.

Settlement: Unless otherwise agreed, a Transaction, if exercised, shall be settled on its Settlement Date by the payment by each Party to the other as set forth in Exhibit A hereto.

Neither party may transfer any of its rights or obligations under any Transaction without the prior written consent of the non-transferring party.

4. Exchange of Transaction Details Confirmation:	For each Transaction entered into hereunder, Party A shall promptly send to Party B a Transaction Details Confirmation (“TDC”), via electronic transmission, web-based communication, telex or facsimile transmission. Party B agrees to respond to such TDC by close of business the next Business Day after receipt of such TDC, either confirming agreement thereto or requesting a correction of any error (s) contained therein. Failure by Party B to respond within such period shall not affect the validity or enforceability of such Transaction and shall be deemed to be an affirmation of the terms contained in such TDC, absent manifest error (“Deemed Acceptance”). The parties agree that any such exchange or Deemed Acceptance of electronic transmission, web-based communication, telexes or facsimile transmissions shall constitute a Confirmation of such Transaction for all purposes hereunder.

5. Account Details

Account for payments to Party A:	UBS AG, Stamford Branch

Account for payments to Party B:	Please Advise

6. Representations:	Each party will be deemed to represent to the other party on the Trade Date that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(A) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into a Transaction and that such Transaction is appropriate or proper for it based upon its own Judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such Transaction; it being understood that information and explanation relating to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into such Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of any Transaction.

(B) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of each Transaction. Each party is also capable of assuming and assumes, the risks of each Transaction.

(C) Status of the Parties. Neither party is acting as a fiduciary or an adviser to the other in respect of any Transaction.

References in this clause to “a party” shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

7. Broker Details:

8. Account Details:

UBS:

Counterparty:

Contact Confirmation Control (telephone: 203 719 4066) with any questions regarding this Confirmation.

This supplement shall be effective as of February 11, 2008

For and on behalf of
UBS AG, Stamford Branch

By:	/s/ Seemanti Borkotoky		By:	/s/ Edward C. Keyl
	Name:	Seemanti Borkotoky		Name:	Edward C. Keyl
	Title:	Director		Title:	Director
		Operations			FX Prime Brokerage
	UBS Investment Bank			UBS Investment Bank

Signed for on behalf of WCM Pool LLC by Preferred Investment Solutions Corp.

By:	/s/ Esther E. Goodman
	Name:	Esther E. Goodman
	Title:	Senior Executive Vice President and Chief Operating Officer

EXHIBIT A

List of Currency Option Styles subject to the Master Confirmation

Knock Out Option

Barrier Event::	A Knock Out Event
Exercise:	A Knock Out Option may be exercised or deemed exercised if a Barrier Event does not occur
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Kick Out option

Barrier Event:	A Kick Out Event
Exercise:	A Kick Out Option may be exercised or deemed exercised if a Barrier Event does not occur
Settlement::	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Double Knock Out Option

Barrier Price:	Shall be replaced by Barrier Price A and Barrier Price B
Barrier Price A:	As Specified In the Transaction Details Confirmation
Barrier Price B:	As Specified In the Transaction Details Confirmation
Barrier Event:	A Knock Out Event
Exercise:	A Double Knock Out Option may be exercised or deemed exercised if neither/either Barrier Price A nor/or Barrier Price B occurs
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Kick Out at the End Option

Event Period Start Time and Date:	Not Applicable
Event Period End Time and Date:	Expiration Date and Time as set forth in the Transaction Details Confirmation
Barrier Event:	Kick Out
Exercise:	A Kick Out at End Option may be exercised or deemed exercised if a Barrier Event does not occur at the Expiration Date at the Expiration Time
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Knock In Option

Barrier Event::	A Knock In Event
Exercise:	A Knock In Option may be exercised or deemed exercised if a Barrier Event does occur
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Kick In Option

Barrier Event::	A Kick In Event
Exercise:	A Knock In Option may be exercised or deemed exercised if a Barrier Event does occur
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Double Knock In Option

Barrier Price:	Shall be replaced by Barrier Price A and Barrier Price B
Barrier Price A:	As Specified In the Transaction Details Confirmation
Barrier Price B:	As Specified In the Transaction Details Confirmation
Barrier Event:	A Knock In Event
Exercise:	A Double Knock In Option may be exercised or deemed exercised if either Barrier Price A or Barrier Price B occurs
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Knock Out Kick In Option

Barrier Price A:	Knock Out Price as Specified in the Transaction Details Confirmation
Barrier Price B	Kick In Price as Specified in the Transaction Details Confirmation
Barrier Event:	A Knock Out Event and a Kick In Event
Exercise:	A Knock Out Kick In Option may be exercised or deemed exercised if (i) a Knock In Event occurs during the Event Period and (ii) no Knock Out Event occurs during the Event Period
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may

Knock In Kick Out Option

Barrier Price A:	Knock In Price as Specified in the Transaction Details Confirmation

Barrier Price B	Kick Out Price as Specified in the Transaction Details Confirmation
Barrier Event:	A Knock In Event and a Kick Out Event
Exercise:	A Knock In Kick Out Option may be exercised or deemed exercised if (i) a Knock In Event occurs during the Event Period and (ii) no Knock Out Event occurs during the Event Period
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Kick In at the End Option

Event Period Start Time and Date:	Not Applicable
Event Period End Time and Date:	Expiration Date and Time as set forth in the Transaction Details Confirmation
Barrier Event:	A Kick In Event
Exercise:	A Kick In at End Option may be exercised or deemed exercised if a Barrier Event does occur at the Expiration Date at the Expiration Time
Settlement:	Shall occur by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Knock Out Forward Option

Buyer:	Refers to Buyer of Currency A
Seller:	Refers to Seller of Currency A
Call Currency and Amount:	Is replaced by Notional Amount and Currency A as Specified in the Transaction Details Confirmation
Put Currency and Amount:	Is replaced by Notional Amount and Currency A as Specified in the Transaction Details Confirmation
Strike Price:	Is replaced by Forward Price as set forth in the Transaction Details Confirmation
Barrier Event:	A Knock Out Event
Exercise:	If at any time during the Event Period, a Barrier Event occurs, as reasonably determined by UBS, the Forward will automatically terminate, and all rights and obligations of both parties with regard to the terminated Forward will be immediately cancelled.
Settlement:	If a Knock Out Event does not occur, the Forward will be settled on the Settlement Date with the payment by each party to the other of the relevant Notional Amount as the case may be.

Kick Into Forward Option

Premium Payer:	As Specified in the Transaction Details Confirmation
Barrier Event:	A Kick In Event

Exercise:	The Option shall be exercisable if and only if no Barrier Event occurs. If at any time during the Event Period, a Barrier Event occurs, as reasonably determined by UBS, the Option will become void and will be automatically replaced with a forward contract (as set forth below) as of the date and time of the occurrence of the Barrier Event,. and all rights and obligations of both parties with regard to the terminated Option will be immediately cancelled.
Automatic Replacement by Forward Contract:	If a Barrier Event occurs, the Option will be replaced, as of the date and time of such occurrence, by a forward contract (the “Forward Contract”) having the following terms: on the Settlement Date the Buyer shall pay the Seller the Put Currency Amount and the Seller shall pay the Buyer the Call Currency Amount; the Forward Price shall be the Strike Price; the Currency Option Style and Expiration Date and Time shall be of no further effect. Other than as provided herein, no payment shall be required of either party in connection with such replacement.
Settlement:	If a Kick Out Event does not occur, the Option will be settled on the Settlement Date by the payment by each party to the other of the Call Currency Amount and the Put Currency Amount, as the case may be.

Lock In Option

Call Currency and Amount:	Not Applicable
Put Currency and Amount:	Not Applicable
Strike Price:	Not Applicable
Barrier Price:	Is replaced by Lock In Strike Price as Specified in the Transaction Details Confirmation
Lock In Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	Is replaced by Lock In Event and the definition of a Barrier Event shall remain applicable except that each reference to a Barrier Price shall be replaced by a reference to a Lock In Strike Price.
Exercise:	A Lock In Option may be exercised or deemed exercised if a Lock In Event does occur
Settlement:	If a Lock In Event occurs the Seller shall pay the Lock In Amount to the Buyer. If the Lock In Event does not occur during the Event Period, the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.

One Touch Option

Call Currency Amount:	Not Applicable
Put Currency Amount:	Not Applicable
Strike Price:	Not Applicable

Barrier Price:	Is replaced by One Touch Strike Price as Specified in the Transaction Details Confirmation
One Touch Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	Is replaced by One Touch Event and the definition of a Barrier Event shall remain applicable except that each reference to a Barrier Price shall be replaced by a reference to a One Touch Strike Price.
Exercise:	A One Touch Option may be exercised or deemed exercised only if a One Touch Event occurs during the Event Period.
Settlement Date:	One (1) or two (2) Business Days, as Specified in the Transaction Details Confirmation, from the date that a One Touch Event occurs.
Settlement:	If a One Touch Event occurs the Seller shall pay the One Touch Amount to the Buyer. If the Lock In Event does not occur during the Event Period, the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.

Business Day Convention Applicable to Settlement:	Following

One Touch with Outstrike Option

Call Currency Amount:	Not Applicable
Put Currency Amount:	Not Applicable
Strike Price:	Not Applicable
Barrier Price:	Is replaced by One Touch Strike Price as Specified in the Transaction Details Confirmation
One Touch Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	A Knock Out Event
One Touch Event	Shall have the same definition as a Barrier Event except that each reference to a Barrier Price shall be replaced by a reference to a One Touch Strike Price.
Exercise:	A One Touch with Outstrike Option may be exercised or deemed exercised only if (i) a One Touch Event occurs during the Event Period and (ii) a Barrier Event does not occur during the Event Period.
Settlement Date:	One (1) or two (2) Business Days, as Specified in the Transaction Details Confirmation, from the date that a One Touch Event occurs.
Settlement:	If a One Touch Event occurs and a Barrier Event does not occur the Seller shall pay the One Touch Amount to the Buyer. Otherwise the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.
Business Day Convention Applicable to Settlement:	Following

Lock In with Outstrike Option

Call Currency Amount:	Not Applicable
Put Currency Amount:	Not Applicable
Strike Price:	Not Applicable
Barrier Price:	Is replaced by Lock In Strike Price as Specified in the Transaction Details Confirmation
Lock In Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	A Knock Out Event
Lock In Event	Shall have the same definition as a Barrier Event except that each reference to a Barrier Price shall be replaced by a reference to a Lock In Strike Price.
Exercise:	A Lock In with Outstrike Option may be exercised or deemed exercised only if (i) a Lock In Event occurs during the Event Period and (ii) a Barrier Event does not occur during the Event Period.
Settlement:	If a Lock In Event occurs and a Barrier Event does not occur the Seller shall pay the Lock In Amount to the Buyer. Otherwise the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.

Double Lock In Option

Call Currency and Amount:	Not Applicable
Put Currency and Amount:	Not Applicable
Strike Price:	Not Applicable
Barrier Price:	Is replaced by Lock In Strike Price A and Lock In Strike Price B.
Lock In Strike Price A:	As Specified in the Transaction Details Confirmation
Lock In Strike Price B:	As Specified in the Transaction Details Confirmation
Lock In Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	Is replaced by Lock In Event and the definition of a Barrier Event shall remain applicable except that each reference to a Barrier Price shall be replaced by a reference to a Lock In Strike Price.
Exercise:	A Double Lock In Option may be exercised or deemed exercised if either Lock In Strike Price A or Lock In Strike Price B occurs
Settlement:	If a Lock In Event occurs the Seller shall pay the Lock In Amount to the Buyer. If neither Lock In Event occurs during the Event Period, the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.

Double One Touch Option

Call Currency and Amount:	Not Applicable
Put Currency and Amount:	Not Applicable
Strike Price:	Not Applicable

Barrier Price:	Is replaced by One Touch Strike Price A and One Touch Strike Price B.
One Touch Strike Price A:	As Specified in the Transaction Details Confirmation
One Touch Strike Price B:	As Specified in the Transaction Details Confirmation
One Touch Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	Is replaced by One Touch Event and the definition of a Barrier Event shall remain applicable except that each reference to a Barrier Price shall be replaced by a reference to a One Touch Strike Price.
Exercise:	A Double One Touch Option may be exercised or deemed exercised if either One Touch Strike Price A or One Touch Strike Price B occurs
Settlement:	If a One Touch In Event occurs the Seller shall pay the One Touch Amount to the Buyer. If neither One Touch Event occurs during the Event Period, the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.

Lock Out Option

Call Currency and Amount:	Not Applicable
Put Currency and Amount:	Not Applicable
Strike Price:	Not Applicable
Barrier Price:	Is replaced by Lock Out Strike Price as Specified in the Transaction Details Confirmation
Lock Out Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	Is replaced by Lock Out Event and the definition of a Barrier Event shall remain applicable except that each reference to a Barrier Price shall be replaced by a reference to a Lock Out Strike Price.
Exercise:	A Lock Out Option may be exercised or deemed exercised if a Lock Out Event does not occur
Settlement:	If a Lock Out Event does not occurs the Seller shall pay the Lock Out Amount to the Buyer. If the Lock Out Event does occur during the Event Period, the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.

Double Lockout Option

Call Currency and Amount:	Not Applicable
Put Currency and Amount:	Not Applicable
Strike Price:	Not Applicable
Barrier Price:	Is replaced by Lock Out Strike Price A and Lock Out Strike Price B.

Lock Out Strike Price A:	As Specified in the Transaction Details Confirmation
Lock Out Strike Price B:	As Specified in the Transaction Details Confirmation
Lock Out Amount:	As Specified in the Transaction Details Confirmation
Barrier Event:	Is replaced by Lock Out Event and the definition of a Barrier Event shall remain applicable except that each reference to a Barrier Price shall be replaced by a reference to a Lock Out Strike Price.
Exercise:	A Double Lock Out Option may be exercised or deemed exercised if either Lock Out Strike Price A or Lock Out Strike Price B does not occur
Settlement:	If a Lock Out Event does not occur the Seller shall pay the Lock Out Amount to the Buyer. If a Lock Out Event occurs during the Event Period, the Option shall expire and neither party shall have any obligation to pay the other party in respect of the Option, with the exception of the Premium.